UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2006

Huntsman Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on April 5, 2006, Huntsman Petrochemical Corporation (“Huntsman Petrochemical”) and Huntsman Fuels, L.P. (“Huntsman Fuels” and together with Huntsman Petrochemical, the “Sellers”), each a subsidiary of Huntsman International LLC, which is a wholly-owned subsidiary of Huntsman Corporation (“Huntsman”), entered into an Asset Purchase Agreement with Texas Petrochemicals LP (“Texas Petrochemicals”), pursuant to which Texas Petrochemicals has agreed to acquire certain assets comprising the Sellers’ U.S. butadiene and MTBE business. On June 14, 2006, the Sellers entered into a Second Amendment to Asset Purchase Agreement (the “Amendment”) with Texas Petrochemicals. Pursuant to the Amendment, Texas Petrochemicals has agreed to pay the Sellers $267.5 million, which will be reduced by an amount to be determined at closing related to certain repair and installation costs to be paid by the Sellers prior to closing. The purchase price is also subject to a working capital adjustment. The purchase price is payable as follows: $197.5 million at closing (subject to the previously referenced adjustments) and $70 million following restart of Huntsman’s Port Arthur, Texas olefins manufacturing plant, provided that certain intermediate steps toward restarting the plant are taken and that the restart is within 30 months of closing. The transaction is conditioned upon customary closing conditions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

2.1	Second Amendment to Asset Purchase Agreement by and among Huntsman Petrochemical Corporation, Huntsman Fuels, L.P. and Texas Petrochemicals L.P. dated as of June 14, 2006.*

*            Schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

Date: June 15, 2006	By:	/s/	J. KIMO ESPLIN
	Name:		J. Kimo Esplin
	Title:		Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Second Amendment to Asset Purchase Agreement by and among Huntsman Petrochemical Corporation, Huntsman Fuels, L.P. and Texas Petrochemicals L.P. dated as of June 14, 2006.*

*            Schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.